UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☑ Definitive Additional Materials

☐ Soliciting Material under Exchange Act Rule 14a-12

Ramaco Resources, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

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	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on June 22, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. RAMACO RESOURCES, INC. 250 WEST MAIN STREET SUITE 1800 LEXINGTON, KY 40507 During The Meeting - Go to www.virtualshareholdermeeting.com/METC2021 You may attend the meeting via the Internet and vote during the meeting. You will need the 16-digit control number that is printed in the box marked by the arrow and follow the instructions VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on June 22, 2021. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D47745-P55556 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. RAMACO RESOURCES, INC. The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! 1a. Randall W. Atkins For Against Abstain ! ! ! ! ! ! 1b. C. Lynch Christian, III 1i. Mahmud Riffat 1c. David E. K. Frischkorn, Jr. 1j. Richard M. Whiting 1d. Patrick C. Graney, III NOTE: In the Board of Directors' discretion, other business may properly come before the meeting or any adjournment thereof. 1e. Jennifer Gray 1f. E. Forrest Jones, Jr. 1g. Bryan H. Lawrence 1h. Peter Leidel Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and 2021 Annual Report are available at www.proxyvote.com. D47746-P55556 RAMACO RESOURCES, INC. Annual Meeting of Shareholders June 23, 2021 1:30 PM This proxy is solicited on behalf of the Board of Directors The shareholder(s) hereby appoint(s) Richard M. Whiting as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to act and vote, as designated on the reverse side of this ballot, all of the shares of common stock of RAMACO RESOURCES, INC. that the shareholder(s) is/are entitled to vote at the Virtual Annual Meeting of Shareholder(s) to be held at 1:30 PM, ET on June 23, 2021, via live webcast at www.virtualshareholdermeeting.com/METC2021, and any adjournment or postponement thereof. Receipt of Notice-Proxy Statement dated April 30, 2021, is acknowledged. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side